Item 1: Report to Shareholders

Corporate Income Fund	May 31, 2006

The views and opinions in this report were current as of May 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Corporate bonds fell slightly during the past six months in the midst of rising interest rates and mixed economic data. Higher-quality corporate securities were modestly lower, while lower-quality, high-yield bonds provided gains during the period. Your fund posted a small loss over the past six months and during the 12 months ended May 31, 2006, and had mixed results against its key benchmarks.

Interest rates rose steadily during the past six months, with the largest increases occurring in shorter-term securities. As a result, the spread between the yields on short- and long-term securities narrowed further, separated by only a fraction of a percentage point at the end of May when the 10-year Treasury yield stood at 5.12% compared with 5.03% for two-year Treasuries.

The Federal Reserve has grown concerned enough about rising inflation that it considered raising short-term interest rates by half of a percentage point at its last meeting on May 10. Fed Chairman Ben Bernanke and his colleagues raised rates a quarter point instead but also left the door open to additional rate increases “in view of the risk that the outlook for inflation could worsen,” according to minutes of the meeting. Investors had hoped that the Fed was nearing the end of its long tightening cycle after 16 quarter-point rate increases since June 2004. The minutes cited several troubling factors, including soaring energy prices and a sagging U.S. dollar, which raises the prices of foreign goods imported into the country. In addition, the nation’s unemployment rate dipped a notch to 4.6% in May, the lowest level in almost five years, although job growth came in softer than expected.

The residential real estate market continued to weaken, with inventories of unsold homes increasing and home values continuing to moderate in many areas of the country. The government revised its estimates of economic growth in the first quarter, revealing that gross domestic product expanded at a healthy annualized rate of 5.3%. First-quarter economic growth clearly recovered from a weak spell in the final quarter of 2005, adding additional fuel to the Fed’s concerns about mounting inflation.

Your fund generated a slight loss for the six-month period ended May 31, 2006, compared with a small loss for the Lehman Brothers U.S. Credit Baa Index and flat performance for the Lipper peer group average. For the past 12 months, the fund’s return was modestly negative but ahead of the Lehman index and in line with Lipper. The fund’s net asset value fell from $9.62 at the end of November to $9.31 at the end of May, while dividends added $0.24 per share to the total return. For the 12-month period, the fund’s net asset value declined $0.49, but dividends provided $0.47 per share.

Factors contributing positively to fund performance included our holdings in BB rated Ford Motor Credit and GMAC bonds, both of which did relatively well in a generally poor market environment. During the period, we shortened our maturities in deference to our cautious stance on these somewhat volatile securities. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents of the portfolio.)

In addition, our Time Warner Entertainment bonds did quite well. Late last year and early this year, we exchanged Time Warner bonds for Time Warner Entertainment bonds, which are backed by the parent company’s cable subsidiary. This move was consistent with our view that the cable side of the company’s business is attractively valued relative to other cable companies and is somewhat insulated from pressures directed against Time Warner by various shareholder activists. This type of “event” risk has since subsided to some extent, but Time Warner Entertainment has continued to post good results while the rest of the complex has been struggling.

On a negative note, the entire broadcasting industry has been adversely affected by falling ad revenues following the burst of activity surrounding the Olympics and the elections in 2004—as well as by a shift in corporate advertising to alternate media. Hearst-Argyle Television suffered along with the rest of the group, and our position in these bonds underperformed as the company’s fortunes deteriorated faster than we had anticipated. During the period, we exited the securities along with some others in the group. Several other high-quality, long-duration bonds hurt performance as well, as low-quality bonds outperformed and interest rates rose. That said, we are currently positioning the portfolio toward higher-quality issues. In many cases, yield spreads have tightened to levels that do not provide sufficient compensation for taking on additional credit risk. We also believe credit fundamentals will begin to deteriorate toward the latter part of the year.

We are also moving into slightly longer-term issues. We are not seeking a significant extension in portfolio duration (a measure of interest rate sensitivity), but rather a subtle increase relative to the benchmark. Our portfolio duration continues to be slightly shorter than that of our index. Another goal is to remain vigilant toward company-specific risk, as we have been doing over the past six months. Some of this risk has been mitigated by the strong equity markets, but as share prices have retreated in recent weeks, a new round of share buybacks and leverage buyout activity could be a negative for bondholders.

Besides shifting from Time Warner to Time Warner Entertainment, we further increased our weighting in cable media by adding to Comcast, our top pick in this area. We increased our exposure to Japanese banks Mizuho, Mitsubishi UFJ, and Sumitomo Mitsui, since Japanese business spending and corporate profitability are growing steadily. These three banks are well capitalized and positioned to reap the benefits of future growth.

At the end of May, 60% of the portfolio was invested in bonds rated BBB, and 21% was allocated to A rated and higher (a total of 81% in investment-grade credits). The balance of the portfolio was diversified among BB, B, and other securities. Telecommunications composed 10.2% of the portfolio (down from 11.6% six months earlier), electric utilities rose to 8.7% from 8.5% in November, and cable operators rose sharply to 5.6% from 3.9%.

OUTLOOK

The housing market has clearly begun to slow from its torrid pace of recent years, and global economic growth has started to feel the impact of soaring oil prices. Yet U.S. economic growth has been strong enough to trigger fears of building inflation, which continues to put upward pressure on interest rates. Fixed-income markets have been somewhat on edge following the departure of Federal Reserve Chairman Alan Greenspan and his replacement by the more outspoken Ben Bernanke. Investors looking for an end to the Fed’s long cycle of monetary tightening had their hopes dashed by recent comments by Bernanke and other Fed officials, suggesting that their job is not yet over (see Market Environment section earlier in this report).

Corporate bond market fundamentals have remained strong during the past six months, but we anticipate some deterioration down the road. We believe there is little room for improvement going forward, which makes us a bit cautious about performance prospects through the remainder of 2006, particularly in light of the event risk mentioned earlier. We expect rates to rise a bit further from current levels, which would put pressure on our segment of the market. Offsetting this scenario to some extent is the supply/demand balance, which remains favorable and should lend some support to corporate bonds.

As always, we will continue to monitor conditions closely and look for corporate income opportunities as they become available in a changing economic environment.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David A. Tiberii
Chairman of the fund’s Investment Advisory Committee

June 16, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and, therefore, a less volatile portfolio.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lehman Brothers U.S. Credit Baa Index: A measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s) and have at least 10 years to final maturity.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights | For a share outstanding throughout each period

	Year Ended 5/31/06**	5/31/05**	5/31/04	5/31/03	5/31/02
NET ASSET VALUE					
Beginning of period	$ 9.80	$ 9.49	$ 9.80	$ 9.25	$ 9.31
Investment activities					
Net investment income	0.47‡	0.46‡	0.52*‡	0.57*‡	0.65*
Net realized and unrealized gain (loss)	(0.49)	0.31	(0.31)	0.56	(0.06)
Total from investment activities	(0.02)	0.77	0.21	1.13	0.59
Distributions					
Net investment income	(0.47)	(0.46)	(0.52)	(0.58)	(0.65)
NET ASSET VALUE					
End of period	**$ 9.31**	**$ 9.80**	**$ 9.49**	**$ 9.80**	**$ 9.25**

Ratios/Supplemental Data

Total return^	**(0.25)%‡**	**8.27%‡**	**2.18%*‡**	**12.86%*‡**	**6.49%***
Ratio of total expenses to average net assets	0.78%‡	0.78%‡	0.75%*‡	0.80%*‡	0.80%*
Ratio of net investment income to average net assets	4.88%‡	4.71%‡	5.39%*‡	6.21%*‡	7.00%*
Portfolio turnover rate	59.4%	61.3%	82.9%	92.9%	91.1%
Net assets, end of period (in thousands)	$ 200,838	$ 237,388	$ 102,023	$ 111,480	$ 78,341

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* See Note 4. Excludes expenses in excess of a 0.80% contractual expense limitation in effect through 9/30/05.

‡ See Note 4. Excludes expenses permanently waived of 0.01%, 0.02%, 0.05%, and 0.00% of average net assets for the years ended 5/31/06, 5/31/05, 5/31/04, and 5/31/03, respectively, related to investments in T. Rowe Price Mutual Funds.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 85.4%		
Aerospace & Defense 1.1%		
Boeing, 8.75%, 8/15/21	760	953
Northrop Grumman, 7.125%, 2/15/11	705	743
Northrop Grumman, 7.75%, 3/1/16	435	493
		2,189
Automotive 4.4%		
DaimlerChrysler, 4.05%, 6/4/08	890	862
DaimlerChrysler, 6.50%, 11/15/13	620	623
DaimlerChrysler, 8.50%, 1/18/31	885	1,013
Ford Motor Credit, 6.638%, 1/15/10 (1)	1,475	1,347
Ford Motor Credit, 7.375%, 10/28/09	1,600	1,476
General Motors Acceptance Corp., 5.625%, 5/15/09	1,100	1,036
General Motors Acceptance Corp., 6.018%, 7/16/07 (1)	2,630	2,578
		8,935
Banking 4.3%		
Bank of America Capital Trust, 5.625%, 3/8/35	1,495	1,307
Banknorth Capital Trust, 10.52%, 5/1/27	305	331
BB&T Capital Trust II, 6.75%, 6/7/36	710	707
Capital One Bank, 5.125%, 2/15/14	1,220	1,159
HSBC Bank USA, 4.625%, 4/1/14	1,040	959
Hudson United Bancorp, 8.20%, 9/15/06	250	251
Independence Community Bank, 3.75%, 4/1/14	205	193
KeyBank, 5.80%, 7/1/14	530	526
Mizuho Capital Investment, 6.686%, 12/31/49 (2)	560	539
MUFG Capital Financial, 6.346%, 7/29/49	650	640
Sumitomo Mitsui Banking, 5.625%, 7/29/49 (2)	1,675	1,576
Suncorp-Metway, 4.625%, 6/15/13 (2)	420	389
		8,577

Beverages 0.7%		
Cott Beverages, 8.00%, 12/15/11	175	175
Panamerican Beverages, 7.25%, 7/1/09	435	453
PepsiAmericas, 4.875%, 1/15/15	775	718
		1,346
Broadcasting 0.5%		
Viacom, 5.75%, 4/30/11 (2)	1,000	985
		985
Building & Real Estate 2.2%		
Centex, 5.45%, 8/15/12	885	844
D. R. Horton, 5.625%, 9/15/14	535	495
KB Home, 6.25%, 6/15/15	450	412
Lennar, 5.60%, 5/31/15	450	417
Lennar, 5.95%, 10/17/11 (2)	285	281
MDC Holdings, 5.375%, 12/15/14	885	793
Mobile Mini, 9.50%, 7/1/13	114	124
NVR, 5.00%, 6/15/10	225	214
Pulte Homes, 5.20%, 2/15/15	785	709
Ryland Group, 5.375%, 1/15/15	235	210
		4,499
Building Products 0.4%		
CRH America, 6.40%, 10/15/33	880	853
		853
Cable Operators 5.6%		
AT&T Broadband, 8.375%, 3/15/13	2,650	2,957
Comcast, 4.95%, 6/15/16	4,290	3,850
Comcast, 6.50%, 11/15/35	1,500	1,411

Cox Communications, 7.75%, 11/1/10	2,220	2,359
Shaw Communications, 7.40%, 10/17/07 (CAD)	615	575
Videotron Ltee, 6.875%, 1/15/14	175	170
		11,322
Chemicals 0.4%		
Lubrizol, 4.625%, 10/1/09	885	853
		853
Computer Service & Software 1.4%		
Cisco Systems, 5.25%, 2/22/11	825	812
Oracle, 5.00%, 1/15/11 (2)	2,000	1,938
		2,750
Conglomerates 0.4%		
Hutchison Whampoa, 6.25%, 1/24/14 (2)	800	805
		805
Consumer Products 0.8%		
Eastman Kodak, 7.25%, 11/15/13	600	582
Fortune Brands, 5.125%, 1/15/11	1,000	974
		1,556
Container 0.2%		
Sealed Air, 5.375%, 4/15/08 (2)	440	437
		437
Drugs 0.7%		
Genentech, 4.75%, 7/15/15	600	550
Teva Pharmaceutical Finance, 5.55%, 2/1/16	800	758
		1,308

Energy 1.3%		
Chesapeake Energy, 6.50%, 8/15/17 (2)	275	258
Chesapeake Energy, 7.00%, 8/15/14	440	439
Newfield Exploration, 6.625%, 9/1/14	435	416
XTO Energy, 5.65%, 4/1/16	825	794
YPF Sociedad Anonima, 10.00%, 11/2/28	550	650
		2,557
Entertainment & Leisure 0.7%		
Royal Caribbean Cruises, 8.00%, 5/15/10	935	985
Speedway Motorsports, 6.75%, 6/1/13	435	429
		1,414
Exploration & Production 1.8%		
Canadian Natural Resources, 6.45%, 6/30/33	1,060	1,048
Diamond Offshore Drilling, 5.15%, 9/1/14	880	835
Encana, 4.60%, 8/15/09	1,045	1,015
Encana, 6.50%, 8/15/34	665	664
		3,562
Financial 2.7%		
American Express Credit, 5.30%, 12/2/15	700	674
CIT Group, 6.00%, 4/1/36	350	322
Colonial Bank, 9.375%, 6/1/11	375	424
Countrywide Financial, 6.25%, 5/15/16	1,000	989
FBOP Capital Trust II, 10.00%, 1/15/09 (2)	800	836
Leucadia National, 7.00%, 8/15/13	175	173
Residential Capital, 6.125%, 11/21/08	780	772
Residential Capital, 6.898%, 4/17/09 (1)(2)	650	650

SLM, 5.625%, 8/1/33	615	556
		5,396
Food Processing 0.3%		
Bunge Limited Finance, 4.375%, 12/15/08	525	509
		509
Food Services 0.6%		
Sysco, 5.375%, 9/21/35	1,435	1,280
		1,280
Food/Tobacco 0.8%		
Philip Morris, 7.20%, 2/1/07	895	904
R.J. Reynolds Tobacco Holdings, 6.50%, 7/15/10	665	658
		1,562
Forest Products 1.8%		
Abitibi Consolidated Co. of Canada, 6.95%, 12/15/06	85	85
Boise Cascade, 7.125%, 10/15/14	435	397
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	1,478	1,369
Weyerhaeuser, 7.375%, 3/15/32	1,685	1,706
		3,557
Gaming 2.0%		
GTECH Holdings, 4.50%, 12/1/09	385	375
GTECH Holdings, 4.75%, 10/15/10	385	375
Harrah's Operating, 5.50%, 7/1/10	2,060	2,021
MGM Mirage, 6.00%, 10/1/09	440	431
MGM Mirage, 6.75%, 9/1/12	220	216
Station Casinos, 6.00%, 4/1/12	175	167

Station Casinos, 6.875%, 3/1/16	440	426
		4,011
Gas & Gas Transmission 4.5%		
Atmos Energy, 5.95%, 10/15/34	565	508
Boardwalk Pipelines, 5.50%, 2/1/17	570	535
Duke Capital, 6.25%, 2/15/13	300	306
Duke Capital, 6.75%, 7/15/18	1,315	1,362
Enterprise Products Operations, 4.95%, 6/1/10	495	474
Enterprise Products Operations, 5.60%, 10/15/14	1,775	1,662
Kinder Morgan Finance, 5.70%, 1/5/16	2,000	1,773
Panhandle Eastern Pipeline, 4.80%, 8/15/08	205	201
Piedmont Natural Gas, 6.00%, 12/19/33	175	170
Valero Energy, 3.50%, 4/1/09	1,300	1,227
Valero Energy, 4.75%, 4/1/14	880	811
		9,029
Health Care 2.4%		
HCA, 6.50%, 2/15/16	350	331
Highmark, 6.80%, 8/15/13 (2)	880	895
Hospira, 4.95%, 6/15/09	1,180	1,153
Medtronic, 4.75%, 9/15/15	885	811
United Health Group, 5.25%, 3/15/11	700	684
WellPoint, 4.25%, 12/15/09	550	525
WellPoint, 5.00%, 1/15/11	365	354
		4,753
Information Technology 0.6%		
Freescale Semiconductor, 6.875%, 7/15/11	435	441
Motorola, 7.50%, 5/15/25	735	805
		1,246

Insurance 2.4%		
Fund American Companies, 5.875%, 5/15/13	375	362
Mangrove Bay Trust, 6.102%, 7/15/33 (2)	200	191
Marsh & McLennan, 5.375%, 7/15/14	930	873
MIC Financing Trust I, 8.375%, 2/1/27 (2)	830	842
Nationwide Mutual Insurance, 6.60%, 4/15/34 (2)	330	305
NLV Financial, 7.50%, 8/15/33 (2)	440	447
Ohio National Financial Services, 6.35%, 4/1/13 (2)	195	196
Principal Mutual Life Insurance, 8.00%, 3/1/44 (2)	405	418
RLI, 5.95%, 1/15/14	470	445
Security Benefit Life Insurance, 7.45%, 10/1/33 (2)	175	185
Transamerica Capital, 7.65%, 12/1/26 (2)	435	463
		4,727
Investment Dealers 2.7%		
Goldman Sachs Capital I, 6.345%, 2/15/34	2,595	2,431
Jefferies Group, 6.25%, 1/15/36	1,150	1,056
Legg Mason, 6.75%, 7/2/08	880	901
Merrill Lynch, 6.05%, 5/16/16	1,000	997
		5,385
Media & Communications 4.0%		
E.W. Scripps, 4.30%, 6/30/10	705	667
Liberty Media, 6.41%, 9/17/06 (1)	445	446
News America, 6.20%, 12/15/34	3,505	3,157
Time Warner Entertainment, 7.25%, 9/1/08	1,680	1,732
Time Warner Entertainment, 8.375%, 3/15/23	1,865	2,067
		8,069
Metals & Mining 2.1%		
Barrick Gold Finance, 4.875%, 11/15/14	425	396

Falconbridge, 6.20%, 6/15/35	430	374
Massey Energy, 6.625%, 11/15/10	705	701
Newmont Mining, 5.875%, 4/1/35	420	373
Placer Dome, 6.375%, 3/1/33	195	193
Placer Dome, 6.45%, 10/15/35	350	350
Teck Cominco, 5.375%, 10/1/15	1,110	1,042
Vale Overseas, 6.25%, 1/11/16	880	850
		4,279
Oil Field Services 0.4%		
Halliburton, 5.50%, 10/15/10	880	875
		875
Other Telecommunications 1.0%		
AT&T, 9.05%, 11/15/11 (3)	690	738
Telus, 7.50%, 6/1/07	1,330	1,353
		2,091
Petroleum 4.6%		
Amerada Hess, 7.875%, 10/1/29	1,860	2,078
Devon Financing, 6.875%, 9/30/11	440	461
Devon Financing, 7.875%, 9/30/31	1,895	2,198
Gazprom OAO, 8.625%, 4/28/34 (Tender 4/28/14)	250	295
Pemex Project Funding Master Trust, 6.21%, 6/15/10 (1)(2)	880	902
Pemex Project Funding Master Trust, 6.625%, 6/15/35	885	802
Pemex Project Funding Master Trust, 7.75%, 9/28/49	880	871
Petro Canada, 5.95%, 5/15/35	1,245	1,140
PF Export Receivables Master Trust, 6.436%, 6/1/15 (2)	142	139
Sunoco, 4.875%, 10/15/14	390	362
		9,248

Railroads 1.0%		
Canadian National Railway, 6.25%, 8/1/34	1,200	1,203
Norfolk Southern, 5.59%, 5/17/25	423	390
Norfolk Southern, 7.25%, 2/15/31	457	509
		2,102
Real Estate Investment Trust Securities 3.1%		
Archstone Smith Operating Trust, 5.625%, 8/15/14	215	209
Arden Realty, 5.20%, 9/1/11	885	864
Avalonbay Communities, 4.95%, 3/15/13	885	832
Camden Property Trust, 4.375%, 1/15/10	1,330	1,271
Developers Diversified Realty, 3.875%, 1/30/09	425	406
iStar Financial, 6.05%, 4/15/15	660	644
Kimco Realty, 4.904%, 2/18/15	885	809
Reckson Operating, 6.00%, 3/31/16	700	677
Simon Property Group, 5.375%, 6/1/11 (2)	590	578
		6,290
Restaurants 0.5%		
Yum! Brands, 7.65%, 5/15/08	885	917
		917
Retail 0.9%		
J.C. Penney, 7.375%, 8/15/08	1,415	1,462
Wal-Mart, 5.25%, 9/1/35	435	377
		1,839
Satellites 0.1%		
EchoStar DBS, 5.75%, 10/1/08	220	216
		216

Savings & Loan 0.4%		
Greenpoint Capital Trust I, 9.10%, 6/1/27	330	354
Webster Capital Trust II, Series B, 10.00%, 4/1/27	485	521
		875
Services 0.3%		
Oakmont Asset Trust, 4.514%, 12/22/08 (2)	295	285
Waste Management, 7.375%, 5/15/29	220	236
		521
Supermarkets 1.2%		
Delhaize America, 8.125%, 4/15/11	665	709
Kroger, 8.05%, 2/1/10	1,595	1,703
		2,412
Telephones 4.3%		
AT&T, 6.45%, 6/15/34	790	749
Deutsche Telekom, 5.75%, 3/23/16	750	715
France Telecom, 7.75%, 3/1/11 (3)	1,735	1,871
Telecom Italia Capital, 5.25%, 11/15/13	2,785	2,598
Telefonos de Mexico, 4.75%, 1/27/10	1,770	1,693
Verizon Global Funding, 7.75%, 12/1/30	880	943
		8,569
Transportation Services 0.4%		
ERAC USA Finance Company, 5.60%, 5/1/15 (2)	875	829
		829
Utilities 8.7%		
AES, 7.75%, 3/1/14	435	450
ANR Pipeline, 8.875%, 3/15/10	435	462
Appalachian Power, 6.375%, 4/1/36	500	479

Black Hills, 6.50%, 5/15/13	1,285	1,282
Centerpoint Energy, 7.25%, 9/1/10	880	923
Consumers Energy, 5.80%, 9/15/35	1,000	905
El Paso Electric, 6.00%, 5/15/35	600	540
El Paso Natural Gas, 7.625%, 8/1/10	220	227
Entergy Louisiana, 5.83%, 11/1/10	540	532
Exelon Generation, 5.35%, 1/15/14	440	422
FirstEnergy, 6.45%, 11/15/11	1,640	1,677
Florida Power & Light, 6.20%, 6/1/36 (2)	245	243
MidAmerican Energy, 6.125%, 4/1/36 (2)	650	616
Nevada Power, 5.875%, 1/15/15	665	638
NRG Energy, 7.25%, 2/1/14	150	150
NRG Energy, 7.375%, 2/1/16	290	290
Pacific Gas & Electric, 6.05%, 3/1/34	645	606
Progress Energy, 5.625%, 1/15/16	640	615
Public Service of New Mexico, 4.40%, 9/15/08	435	422
San Diego Gas & Electric, 5.35%, 5/15/35	885	787
Sempra Energy, 5.659%, 5/21/08 (1)	860	860
Southern California Edison, 4.65%, 4/1/15	745	683
Southern Natural Gas, 8.875%, 3/15/10	435	463
TXU Energy, 6.125%, 3/15/08	670	675
Virginia Electric & Power, 4.50%, 12/15/10	435	413
Virginia Electric & Power, 6.00%, 1/15/36	1,000	926
Westar Energy, 5.10%, 7/15/20	880	786
Xcel Energy, 7.00%, 12/1/10	435	455
		17,527
Wireless Communications 4.7%		
America Movil, 6.375%, 3/1/35	1,425	1,281
AT&T Wireless, 7.875%, 3/1/11	1,710	1,855

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 5.5%

Aries Vermogensverwaltung, 9.60%, 10/25/14	890	1,099
Federal Republic of Brazil, 8.00%, 1/15/18	276	288
Republic of South Africa, 6.50%, 6/2/14	1,110	1,138
Republic of Turkey, 7.375%, 2/5/25	575	555
United Mexican States, 4.625%, 10/8/08	4,330	4,225
United Mexican States, 6.625%, 3/3/15	1,770	1,793
United Mexican States, 7.50%, 4/8/33	880	924
United Mexican States, 8.125%, 12/30/19	880	991
Total Foreign Government Obligations & Municipalities (Cost $11,233)		11,013

COMMON STOCKS 2.9%

Bank & Trust 0.9%

AmSouth	6	155
Bank of America	5	260
BB&T	4	185
Citizens Banking	4	118
Comerica	3	146
JP Morgan Chase	5	209
National City	4	148
Regions Financial	10	329
U.S. Bancorp	6	185
Washington Mutual	4	163
		1,898

Building & Real Estate 0.2%

Equity Residential, REIT	4	196
Weingarten Realty, REIT	5	176
		372

Paper & Paper Products 0.2%		
International Paper	5	184
MeadWestvaco	6	170
		354
Pharmaceuticals 0.2%		
Pfizer	18	414
		414
Total Common Stocks (Cost $5,106)		5,908
PREFERRED STOCKS 0.2%		
Real Estate Investment Trust Securities 0.2%		
Roslyn Real Estate Asset, REIT, 4.813%	—	301
Total Preferred Stocks (Cost $307)		301
CONVERTIBLE PREFERRED STOCK 0.2%		
Insurance 0.2%		
Fortis Insurance, 7.75%, 1/26/08 (2)	350	456
Total Convertible Preferred Stock (Cost $350)		456
BOND MUTUAL FUNDS 2.3%		
T. Rowe Price Institutional High Yield Fund, 7.42% (4)(5)	456	4,603
Total Bond Mutual Funds (Cost $4,770)		4,603
SHORT-TERM INVESTMENTS 0.6%		
Money Market Funds 0.6%		
T. Rowe Price Reserve Investment Fund, 5.01% (5)(6)	1,166	1,166
Total Short-Term Investments (Cost $1,166)		1,166

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $199,657)	$	193,103
Affiliated companies (cost $5,936)		5,769
Total investments in securities		198,872
Interest and dividends receivable		2,965
Receivable for shares sold		122
Receivable for investment securities sold		1
Other assets		25
Total assets		201,985
Liabilities		
Payable for investment securities purchased		707
Payable for shares redeemed		184
Investment management fees payable		76
Due to affiliates		31
Other liabilities		149
Total liabilities		1,147
NET ASSETS	$	200,838
Net Assets Consist of:		
Undistributed net investment income	$	41
Undistributed net realized loss		(4,858)
Net unrealized loss		(6,721)
Paid-in capital applicable to 21,572,382 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		212,376
NET ASSETS	$	200,838
NET ASSET VALUE PER SHARE	$	9.31

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($ 000s)

	Year Ended 5/31/06
Investment Income (Loss)	
Income	
Interest	$ 11,522
Dividend	838
Other	33
Total income	12,393
Expenses	
Investment management	1,008
Shareholder servicing	366
Custody and accounting	150
Registration	41
Prospectus and shareholder reports	32
Legal and audit	16
Directors	7
Proxy and annual meeting	6
Miscellaneous	8
Repayments of fees and expenses	
Net investment management fees repaid	65
Total expenses	1,699
Expenses paid indirectly	(2)
Net expenses	1,697
Net investment income	10,696
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Affiliated securities	(41)
Non-affiliated securities	(478)
Capital gain distributions from affiliated mutual funds	172
Net realized loss	(347)
Change in net unrealized loss on securities	(10,911)
Net realized and unrealized loss	(11,258)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (562)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Corporate Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2006, the fund realized $60,000 of net gain on $24,753,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Net periodic receipts or payments required by swap agreements are accrued daily and recorded as realized gain or loss on securities in the accompanying financial statements. Fluctuations in the fair value of swap agreements are recorded in the change in net unrealized gain or loss on securities in the accompanying financial statements and are reclassified to realized gain or loss on securities upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At May 31, 2006, approximately 10% of the fund’s net assets were invested in securities of companies located in emerging markets or issued by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Noninvestment-Grade Debt Securities At May 31, 2006, approximately 15% of the fund’s net assets were invested, directly or through its investment in the T. Rowe Price Institutional High Yield Fund, in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Swap Agreements During the year ended May 31, 2006, the fund was a party to credit default swap contracts under which it buys or sells protection against a defined-issuer credit event. Risks arise from the possible change in credit-worthiness of the relevant underlying issuer.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $115,430,000 and $133,710,000, respectively, for the year ended May 31, 2006. Purchases and sales of U.S. government securities aggregated $11,596,000 and $12,345,000, respectively, for the year ended May 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. Distributions during the year ended May 31, 2006, totaled $10,700,000 and were characterized as ordinary income for tax purposes. At May 31, 2006, the tax-basis components of net assets were as follows:

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year. Consequently, $1,723,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2007. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the fiscal year ended May 31, 2006, the fund utilized $1,252,000 of capital loss carryforwards. As of May 31, 2006, the fund had $3,157,000 of capital loss carryforwards of which $491,000 expire in fiscal 2009 and $2,666,000 that expire in fiscal 2011.

For the year ended May 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain.

At May 31, 2006, the cost of investments for federal income tax purposes was $207,336,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2006, the effective annual group fee rate was 0.31%.

The fund was also subject to a contractual expense limitation through September 30, 2005. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.80%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2007. Pursuant to this agreement, management fees in the amount of $97,000 were repaid during the year ended May 31, 2006. At May 31, 2006, there were no amounts subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2006, expenses incurred pursuant to these service agreements were $108,000 for Price Associates, $122,000 for T. Rowe Price Services, Inc., and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2006, the fund was allocated $180,000 of Spectrum Funds’ expenses, of which $119,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2006, approximately 46% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended May 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $91,000, and the value of shares of the T. Rowe Price Reserve Funds held at May 31, 2006, and May 31, 2005, was $1,166,000 and $2,803,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund), as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Corporate Income Fund does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $32,000 of management fees permanently waived pursuant to this agreement. During the year ended May 31, 2006, purchases and sales of High Yield Fund were $669,000 and $3,041,000, respectively. For the year then ended, realized losses on sales of High Yield fund shares were $41,000, capital gain distributions from High Yield Fund totaled $172,000, and net investment income was $480,000. At May 31, 2006, and May 31, 2005, the value of shares of High Yield Fund held were $4,603,000 and $7,125,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Corporate Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Corporate Income Fund, Inc. (the “Fund”) at May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund and T. Rowe Price Institutional High Yield Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $296,000 from short-term capital gains.

For taxable non-corporate shareholders, $235,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $216,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median of other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business matters, and is responsible for protecting the interests of shareholders. At least 75% of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial, Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2006	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1995	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2001	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/92 to
2001	present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999); Director,
Georgia Pacific, Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
1995	Director, AMLI Residential Properties Trust

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[113]	T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Savings Bank; Director, T. Rowe Price Global
Asset Management Limited and T. Rowe Price Global Investment
Services Limited; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.
2004
[37]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Corporate Income Fund	Group, Inc.

Jennifer A. Callaghan (1969)	Vice President, T. Rowe Price
Vice President, Corporate Income Fund

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Corporate Income Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Corporate Income Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Corporate Income Fund	T. Rowe Price; Vice President, T. Rowe Price Group,
Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Corporate Income Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Corporate Income Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Corporate Income Fund	T. Rowe Price Investment Services, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Corporate Income Fund	Group, Inc.

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
President, Corporate Income Fund	Group, Inc.

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Corporate Income Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Corporate Income Fund

Thea N. Williams (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Corporate Income Fund	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$8,602	$7,110
Audit-Related Fees	762	797
Tax Fees	1,426	1,250
All Other Fees	150	306

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $883,000 and $785,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Corporate Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 18, 2006